                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement             Commission Only (as permitted by
[ ]  Definitive Additional Materials        Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            Acorn Investment Trust
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

                                IMPORTANT NEWS

                    For Acorn Investment Trust Shareholders

While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of matters to be voted upon.

Q & A

Q  WHAT AM I bEING ASKED TO VOTE "FOR" ON THIS PROXY?

A  This proxy contains two proposals:

1. Approval of a new investment advisory agreement between the Trust, on behalf of each of the Acorn Funds, and Wanger Asset Management, L.P. (WAM), on substantially similar terms as the current investment advisory agreement, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC);

2. Ratification of the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2000.

Q  WHY ARE WE BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT?

A WAM has agreed to be acquired by LFC. That acquisition will terminate the current investment advisory agreement between Acorn and WAM. The acquisition won't be completed unless a number of conditions are met. One condition is that shareholders of Acorn Fund, Acorn International and Acorn USA must approve the proposed new advisory agreement. As a result, you are being asked to vote on a new investment advisory agreement with WAM, operating under its new ownership and its new name, Liberty Wanger Asset Management, L.P.

                                    [LOGO]

Q  WHAT PROMPTED THE SALE OF WAM TO LIBERTY?

A  WAM looked for strategic alternatives that would:

 .  address succession challenges surrounding the eventual retirement of Ralph
   Wanger;

 . address challenges relating to distribution of shares of the Funds in a rapidly evolving market;

 . provide management support to WAM, which had grown substantially in recent years; and

 .  provide a broader range of investment products to investors in the Funds.

Q  HOW WILL THE SALE OF WAM TO LIBERTY BENEFIT ME?

A WAM and Liberty believe that the merger will result in an allocation of resources between them that should benefit the shareholders of the Funds. Liberty has the size and resources to effectively promote and sell mutual fund shares and provide efficient administration and shareholder servicing to mutual funds. Liberty believes that, by utilizing its management, distribution and administrative resources, it can enhance the quality of shareholder services and introduce operational efficiencies. WAM and Liberty believe that the management and distribution strength of Liberty and its affiliates will allow Liberty WAM to concentrate on portfolio management for its Funds.

Q  WILL THIS CHANGE MY STATUS AS A NO-LOAD FUND SHAREHOLDER?

A No. As an existing Fund shareholder, shares of the Acorn Funds will continue to be offered to you without a sales charge or 12b-1 fee. Shareholders of record before the close of the merger, which likely will be early fall, maintain their no-load status. In fact, Acorn shareholders will be allowed to exchange and purchase shares of certain funds distributed by an affiliate of LFC without paying a sales charge (however, some of those funds pay 12b-1 fees). These funds include international and domestic stock funds, bond funds and money market funds.

Q HOW IS THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT DIFFERENT FROM THE EXISTING INVESTMENT ADVISORY AGREEMENT?

A The proposed agreement is substantially similar to the current agreement. A comparison of the proposed new agreement and the existing agreement is included in the proxy statement under Proposal 1 under the heading "Comparison of the Current and Proposed Agreements."

Q  WILL THIS CHANGE THE ADVISORY FEES ON MY FUND?

A  No. Advisory fees will remain the same.

Q  WILL THERE BE ANY FUND MANAGER CHANGES?

A No. The portfolio managers who currently manage your funds are expected to continue to manage the funds after the merger, using the same investment strategies and objectives currently in place. Each of the portfolio managers, including Ralph Wanger, has signed an employment agreement in which each portfolio manager has agreed to remain an employee of Liberty Wanger Asset Management, L.P. until December 31, 2005.

Q  HOW DOES THE BOARD OF TRUSTEES RECOMMEND SHAREHOLDERS VOTE ON THESE
   PROPOSALS?

A The board of trustees recommends that shareholders vote "FOR" each of the proposals. The board believes that each of these proposals is in the best interests of the Funds and their shareholders.

Q  HOW CAN I VOTE MY PROXY?

A  For your convenience, there are several ways you can vote:

 .  By Mail: vote, sign and return the enclosed proxy card

 .  By Telephone: 800-769-5414

 . By Facsimile (if you are a registered Acorn Funds shareholder): vote, sign and fax the enclosed proxy card to 212-269-2796

 .  By touch-tone: 888-221-0697

 .  By Internet: www.acornfunds.com

 .  In person: Sept. 26, 2000, 9:00 a.m., Bank One Auditorium, Plaza Level, 38
   South Dearborn Street, Chicago, Illinois 60602

See your proxy card for specific instructions on how to vote via telephone, facsimile or the Internet.

It is important that you vote your proxy promptly.

                            ACORN INVESTMENT TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-9-ACORN-9

                                                                  July 28, 2000

Dear Shareholder:

    You are cordially invited to attend a special meeting of shareholders of Acorn Investment Trust which will be held on September 26, 2000 at 9:00 a.m., Central time, Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois 60602.

    The primary purpose of the meeting is to ask you to vote on a proposed new investment advisory agreement between the Trust (on behalf of each of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty) and Wanger Asset Management, L.P. ("WAM") but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc. and under its new name, Liberty Wanger Asset Management, L.P.

    Liberty Wanger Asset Management, L.P. will be the name of WAM after a pending transaction that will result in WAM becoming a wholly owned subsidiary of Liberty Financial Companies, Inc. You are being asked to approve the proposed new investment advisory agreement so that the merger can be completed and the management of each Fund can continue uninterrupted after the transaction. The proposed new investment advisory agreement is substantially similar to the Trust's current investment advisory agreement. THE INVESTMENT ADVISORY FEES THAT EACH FUND PAYS WILL STAY THE SAME. The portfolio managers managing your Fund are expected to continue to do so after the merger, following the same investment strategies and objectives currently in place. Ralph Wanger will continue as president of Acorn.

    YOUR VOTE IS IMPORTANT. The board encourages you to read the enclosed materials carefully. The board has approved the proposed new investment advisory agreement and recommends that you approve it. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

    If you prefer, you may vote by telephone with a toll-free call to the telephone number that appears on your proxy card voting instructions or to our proxy solicitor, D.F. King & Co., at 800-769-5414. You may also vote by faxing the enclosed card to the number that appears on your proxy card, if you are a registered Acorn shareholder, or via the Internet in accordance with the instructions set forth on your proxy card. It is important that proxies be voted promptly. Please call D.F. King & Co. at 800-769-5414 with any questions about voting.

                                 Sincerely,

                                 Irving B. Harris
                                 Chairman of the Board

                            ACORN INVESTMENT TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-9-ACORN-9

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              September 26, 2000

    A special meeting of shareholders of Acorn Investment Trust ("Acorn" or the "Trust") will be held at Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois 60602, at 9:00 a.m., Central time, on September 26, 2000. At the meeting, shareholders will be asked to vote on the following proposals:

  1. To approve a proposed new investment advisory agreement between the Trust (on behalf of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty) and Wanger Asset Management, L.P. ("WAM"), on substantially similar terms as the current investment advisory agreement, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc.;

  2. To ratify the selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2000; and

  3.  To transact any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on July 21, 2000 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about August 3, 2000.

                                 By Order of the Board of Trustees,
STEVEN A. RADIS
                                 Steven A. Radis
                                 Secretary

July 28, 2000
Chicago, Illinois


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
 COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S). YOU MAY STILL
 VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            ACORN INVESTMENT TRUST
                      227 WEST MONROE STREET, SUITE 3000
                         CHICAGO, ILLINOIS 60606-5016
                                1-800-9-ACORN-9

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                              SEPTEMBER 26, 2000

    This proxy statement is being sent to you by the board of trustees of Acorn Investment Trust. The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and/or Acorn Foreign Forty to be voted at the meeting, even if you cannot attend the meeting in person. The meeting will be held at Bank One Auditorium, Plaza Level, 38 South Dearborn Street, Chicago, Illinois 60602, at 9:00 a.m., Central time, on September 26, 2000 (the "Meeting"). Shareholders of record at the close of business on July 21, 2000 (the "record date") are entitled to vote at the meeting.

    You should also have received Acorn's annual report to shareholders for the fiscal year ended December 31, 1999. If you would like another copy of the annual report, please write to Acorn at the address shown at the top of this page or call at 800-922-6769. The report will be sent to you without charge.

    For convenience, Acorn Investment Trust is referred to in this proxy statement as "Acorn" or the "Trust." Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty are each referred to individually as a "Fund" and together as the "Funds."

                             SUMMARY OF PROPOSALS

    You are being asked to vote on two Proposals--a proposed new investment advisory agreement (called the "Proposed Agreement") and the ratification of the board's selection of Ernst & Young LLP as the Trust's independent auditors. The shareholders of each Fund will vote separately on the Proposed Agreement and on the ratification of the selection of auditors.

                                  PROPOSAL 1
                  PROPOSED NEW INVESTMENT ADVISORY AGREEMENT
                                 INTRODUCTION

    As of June 9, 2000, Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser; Wanger Asset Management, Ltd. (WAM's general partner); Liberty Financial Companies, Inc. ("Liberty"); and WAM Acquisition L.P. ("Liberty Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which WAM will become a wholly owned subsidiary of Liberty. Under the Merger Agreement, Liberty Sub will be merged with and into WAM (the "Merger"). WAM, the surviving entity, will be renamed "Liberty Wanger Asset Management, L.P." ("Liberty WAM"). Shareholders are being asked to approve the Proposed Agreement so that, as further described below, the Merger can be completed and the management of each Fund can continue uninterrupted after the transaction. The Proposed Agreement is substantially similar to the current investment advisory agreement between the Trust (on behalf of each Fund) and WAM (the "Current Agreement"). WAM, under its new name and its new ownership, would continue to be each Fund's investment adviser if shareholders approve the Proposed Agreement. The portfolio managers who currently manage your Funds are expected to continue to manage the Funds after the Merger, following the same investment strategies and objectives currently in place. For a comparison of the Current and Proposed Agreements, see "The Investment Advisory Agreements--Comparison of Current and Proposed Agreements" below.

    It is a condition to completion of the Merger that the shareholders of Acorn Fund, Acorn International and Acorn USA approve the Proposed Agreement. If shareholders of those Funds do not approve the Proposed Agreement, Liberty has the contractual right to abandon the Merger. In that event, the Current Agreement would remain in effect for ALL Funds until further notice. If
                                     ---
shareholders of those Funds do approve the Proposed Agreement, the Proposed Agreement will become effective for those Funds (along with any other Funds which have approved the Proposed Agreement) as of the completion of the Merger, which is expected to be in the early fall of this year. Although approval of the Proposed Agreement by the shareholders of Acorn Twenty and Acorn Foreign Forty is not a condition to completion of the Merger, approval of these Funds is also sought because at the close of the Merger, the Current Agreement will be deemed to be "assigned" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act")), and the Current Agreement will automatically terminate for ALL Funds. In the event that shareholders of
                                 ---
Acorn Twenty and Acorn Foreign Forty do not approve the Proposed Agreement, the Acorn board will take such action as it deems appropriate. Such action may include entering into an interim agreement for investment advisory services with

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

Liberty WAM substantially in the form of the Proposed Agreement in accordance with the 1940 Act until the board determines that another course of action is appropriate.

    At special meetings of the Acorn board held on June 1, 2000, June 8, 2000 and July 6, 2000, the trustees met to consider the Merger and its anticipated effects on the Funds. On July 6, 2000, the trustees, including the disinterested trustees, unanimously voted to approve the Proposed Agreement with respect to each Fund and to recommend the Proposed Agreement to Fund shareholders for approval. For more information about the trustees' deliberations and the reasons for their recommendation, please see the discussion relating to this Proposal under the heading "The Investment Advisory Agreements--Factors Considered by the Board."

   The board of trustees, including the disinterested trustees, unanimously recommends that shareholders of the Funds vote for approval of the Proposed
                                  Agreement.

                                  THE MERGER

BACKGROUND

    WAM has advised Acorn that it began consideration in late 1999 of strategic alternatives that would:
 .   address succession challenges surrounding the eventual retirement of Ralph
    Wanger;
 .   address challenges relating to distribution of shares of the Funds in a rapidly evolving market;
 .   provide management support to WAM, which had grown substantially in recent years; and
 .   provide a broader range of investment products to investors in the Funds.
After consideration of the alternatives, WAM advised Acorn that WAM had concluded that an outright sale of its business would best address each of these challenges. After a detailed evaluation process by WAM, discussions with Liberty culminated in the execution of the Merger Agreement dated June 9, 2000.

    Liberty is a publicly traded asset accumulation and management company, headquartered in Boston, Massachusetts. Liberty Mutual Insurance Company, a mutual insurance company, owned (through a number of intermediate corporations) 71% of the combined voting power of Liberty's stock at June 30, 2000. Through its subsidiaries, Liberty provides fixed, indexed and variable annuities; mutual funds; private wealth management and

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

institutional money management services. At March 31, 2000, it had assets under management, through its subsidiaries, in excess of $67 billion. Subsidiaries of Liberty, including the Crabbe Huson Group, Inc., Colonial Management Associates, Inc., Liberty Asset Management Company, Stein Roe & Farnham Incorporated and Newport Pacific Management, Inc., act as investment advisers to approximately 114 mutual funds.

    WAM and Liberty believe that the Merger will result in an allocation of resources between them that should benefit the shareholders of the Funds. Liberty has the size and resources to promote and sell mutual fund shares effectively and provide efficient administration and shareholder servicing to mutual funds. Liberty believes that, by utilizing its management, distribution and administrative resources, it can enhance the quality of shareholder services and introduce operational efficiencies. WAM and Liberty believe that the management and distribution strength of Liberty and its affiliates will allow Liberty WAM to concentrate on portfolio management for the Funds.

    In addition, as a current shareholder of the Funds, you will have expanded investment options because you will be allowed to exchange your shares in the Funds for shares of other funds distributed by Liberty Funds Distributor, Inc., an affiliate of Liberty, (these funds are called the "Liberty Funds"), and purchase shares of certain Liberty Funds, without paying a sales charge. For a more detailed discussion of proposed changes to the Funds following the completion of the Merger, see "Other Proposed Changes to the Funds."

SUMMARY OF MERGER AGREEMENT

    Pursuant to the terms of the Merger Agreement, upon the closing of the Merger, Liberty Sub will merge with and into WAM, with WAM continuing as the surviving entity. WAM will be an operating subsidiary of Liberty, and will be renamed Liberty WAM. Ralph Wanger will serve as president of Liberty WAM, the overall policies of which will be set by a board of directors that will consist of Mr. Wanger and two Liberty executives. Additional officers of Liberty WAM are expected to be Bruce Lauer and two Liberty representatives.

    The Merger Agreement provides that each limited partnership interest and general partnership interest of WAM issued and outstanding immediately prior to the Merger will be cancelled, and each holder will receive in return the right to receive an amount equal to a certain specified percentage of the initial purchase price of $272 million (subject to certain adjustments). Another payment of $8 million is guaranteed three years after the completion of the Merger. Additional purchase price amounts, up to a maximum of $170 million

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

in the aggregate, will be payable by Liberty if Liberty WAM's earnings (as defined for this purpose in the Merger Agreement) meet certain targets for the thirty-six and sixty month periods beginning with the month following the completion of the Merger. As limited partners of WAM and stockholders of Wanger Asset Management Ltd., Ralph Wanger and Charles McQuaid, members of the board of trustees, will receive a portion of the purchase price.

    Completion of the Merger is subject to a number of conditions, including, among others: (i) the approval of the Proposed Agreement by the shareholders of Acorn Fund, Acorn International and Acorn USA; (ii) the approval of a new advisory agreement by shareholders of Wanger U.S. Small Cap and Wanger International Small Cap, also advised by WAM; (iii) the receipt of certain regulatory approvals; and (iv) the advisory fee revenue received by WAM remaining above a designated level. See also the discussion under the "Introduction" above.

    WAM has entered into employment agreements with each of the principals of WAM, including the portfolio managers of each of the Funds, which will become effective upon completion of the Merger. Pursuant to the terms of the employment agreements, these individuals have agreed to remain employees of Liberty WAM until December 31, 2005. The employment agreement of each of the portfolio managers includes an agreement by each of them that (with certain exceptions) if they end their relationship with Liberty WAM they will not, through the earlier of (i) December 31, 2005 or (ii) the second anniversary of the termination of their employment with Liberty WAM, participate in any other investment management business, or solicit any Liberty WAM client or employee.

SECTION 15(F) CONSIDERATIONS

    Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. The first condition is that, for a period of three years after the assignment, at least 75% of the members of the board of the investment company not be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings related to the assignment. An "unfair burden" on an investment company exists if, during the two-year period after any such transaction occurs, the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other

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


property from or on behalf of the investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

    Under the terms of the Merger Agreement, Liberty agreed that it and Liberty WAM, to the extent it is within their control, would cause the two conditions set forth in Section 15(f) of the 1940 Act to be complied with. The current board of trustees consists of 12 individuals, only two of whom are interested persons of WAM or will be interested persons of Liberty WAM. As a result, no change in board composition is contemplated at this time.

                      THE INVESTMENT ADVISORY AGREEMENTS

    On July 6, 2000, the board of trustees unanimously approved the Proposed Agreement. As described in more detail under "--Factors Considered by the Board," the board evaluated a substantial amount of information before making this recommendation.

    THE PROPOSED AGREEMENT IS SUBSTANTIALLY SIMILAR TO THE CURRENT AGREEMENT. A copy of the Proposed Agreement is attached as Exhibit A.

   THE BOARD OF TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR APPROVAL OF THE PROPOSED
                                  AGREEMENT.

FACTORS CONSIDERED BY THE BOARD

    At special meetings of the Acorn board held on June 1, 2000, June 8, 2000 and July 6, 2000, the board reviewed a variety of factors relating to the Merger and the Proposed Agreement. Senior management of Liberty and WAM presented a review of the Merger, including a discussion of proposed changes to the Funds in connection with the Merger. The Board reviewed the history, strategy and general plans of Liberty, and a variety of documents regarding Liberty. There were extended discussions regarding Liberty's plans for the Funds, including ongoing investment management, administration and distribution of the Funds.

    The board took into account WAM's assertions that: (i) the Merger was important to provide stability to WAM when Mr. Wanger eventually retires, and WAM believes the stability will enhance its ability to attract and retain talented employees; (ii) Liberty had assured WAM that Liberty intends to maintain the integrity of WAM's investment process; (iii) WAM was eager for Liberty to assume responsibility for certain administrative services for the Funds and provide management support for WAM so that WAM principals could focus their energies entirely on portfolio management; and (iv) WAM did not believe that remaining independent was a viable option for it.

    The board noted that the employment agreements into which Mr. Wanger and each other portfolio manager have entered and which will become effective upon closing of the Merger, provide for their continued employment with Liberty WAM through December 31, 2005. The board also took into account Mr. Wanger's assurance that he has no present intention to retire before that date and that the structure of the Merger, with additional purchase price amounts payable in three and five years if financial targets are met, provided an incentive for each of the portfolio managers to remain committed to the success of the Funds and Liberty WAM after the Merger.

    In evaluating the Proposed Agreement, the board considered that the Proposed Agreement, including the terms relating to the services to be provided, were substantially similar to the Current Agreement. The board noted that, in approving the continuation of the Current Agreement on May 23, 2000, the board had evaluated a number of factors, including the nature, quality and scope of services provided by WAM, the performance of each Fund compared to relevant benchmarks, and comparative fees and expense ratios.

    The board also considered changes in the market for distribution of mutual fund shares. Liberty presented information to the board showing that the share of investments in mutual funds made directly by retail investors, without an intermediary, had steadily declined over the last five years, while sales of fund shares through intermediaries (including brokers and financial advisors) had remained fairly stable. The board believes that at least moderate net investments in the Funds are important for portfolio management in order to avoid having to sell securities, bear associated transaction costs and realize related capital gains, to meet redemption needs. The board took into account Liberty's plans to sell shares of each Fund through intermediaries, providing the potential for increased investments in the Funds, and considered Liberty's record in mutual fund sales.

    The board considered plans to stop selling shares of the Funds to most new investors without a sales charge. The board took into account the ability of the Funds' current shareholders and members of their immediate families to continue to invest without a sales charge, not only in the Funds but also in other intermediary distributed Liberty Funds. Many of those Liberty Funds, however, pay 12b-1 distribution and shareholder service fees.

    The board considered how the Merger would affect other services provided to the Funds. Liberty proposed that affiliates of Liberty assume responsibility for most administrative services to the Funds, including transfer agency, shareholder servicing (for new Fund shareholders), fund accounting and general administration. The board noted that the proposed changes would not result in an increase in overall expenses borne by the Funds' current shareholders.

    The board considered the potential advantages and disadvantages of the two-year initial term of the Proposed Agreement and Acorn's ability to terminate the Proposed Agreement on 60 days' notice. The trustees discussed with representatives of WAM how they expected WAM would operate within the Liberty organization, including responsibility for its day to day management. Recent performance of the Funds was discussed, as was the profitability to WAM of its relationship with the Funds. Finally, the board noted that all expenses in connection with the implementation of changes required by the Merger, including this proxy solicitation, would be paid by Liberty or, in some circumstances, WAM.

    During the review process, the board consulted with Bell, Boyd & Lloyd LLC, counsel to the Funds.

COMPARISON OF THE CURRENT AND PROPOSED AGREEMENTS

    The Current Agreement with respect to Acorn Fund, Acorn International and Acorn USA was approved by shareholder vote at a special meeting of shareholders held on December 9, 1997. The board of trustees voted to approve an addendum to the Current Agreement for the provision of advisory services to Acorn Twenty and Acorn Foreign Forty on May 27, 1998. The Current Agreement was renewed on May 23, 2000 by unanimous vote of the board of trustees. The Current Agreement expires on June 30, 2001.

    If approved by the shareholders, the Proposed Agreement will be signed and become effective on the date of completion of the Merger (the "Effective Date"), which is currently expected to be as soon as reasonably practicable after the conditions to which the Merger is subject (including the required shareholder approvals) have been satisfied. The Proposed Agreement will continue in effect through the second anniversary of the Effective Date, and like the Current Agreement, will continue year to year as long as its continuance as to each Fund is approved at least annually thereafter (i) by the board of trustees or by the holders of a "majority of the outstanding securities" (as defined in the 1940 Act) of that Fund; and (ii) by a vote of the majority of the disinterested trustees, cast in person at a meeting called for that purpose. Like the Current Agreement, the Proposed Agreement may be terminated as to a Fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that Fund (by a majority as defined in the 1940 Act) on sixty days' written notice to Liberty WAM and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    The Current Agreement and Proposed Agreement sometimes are referred to below as the "Agreements," and WAM and Liberty WAM are referred to as the "Adviser."

    General Terms of the Agreements. Under the Agreements, subject to the overall supervision and control of the board of trustees, the Adviser has supervisory responsibility for the general management and investment of the Funds' assets. The Adviser is authorized to make the decisions to buy and sell securities, options, futures contracts and any other investments in which the Funds may invest pursuant to each Fund's investment objectives, policies and restrictions, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Funds. The Adviser is authorized to exercise discretion concerning portfolio brokerage allocation consistent with each Fund's policy and the Trust's registration statement and under the supervision of the Trust's board of trustees, and as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. The Agreements also provide that the Adviser will furnish to the Trust at the Adviser's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services.

    Under the Agreements, each Fund is obligated to pay all of its expenses other than those paid by the Adviser as set forth above, including taxes and charges for auditing and legal services, custodian, depository and transfer agent fees, all costs for borrowing money, registration, filing and other fees in connection with the requirements of regulatory authorities, the printing and mailing of reports to shareholders, expenses of shareholder and trustees meetings, expenses of trustees, other than those affiliated with the Adviser, expenses related to membership in any trade association and brokers' commissions and other charges relative to the purchase or sale of portfolio securities. The Adviser also is responsible for paying all expenses in connection with managing the assets of the Funds, including placement of securities orders and related bookkeeping.

    The Agreements provide that the Adviser shall not be liable to the Funds or their shareholders for any loss suffered by the Funds or their shareholders as a result of any error of judgement, or any loss arising out of any investment, or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to the Agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or by reason of reckless disregard by the Adviser of its obligations and duties under the Agreements.

    The Agreements may be terminated by a Fund (by action of the board of trustees or shareholders) or the Adviser on 60 days' written notice to the other. The Agreements terminate automatically in the event of their assignment (as defined in the 1940 Act).

    Advisory Fees. The following table shows the rates of the Trust's compensation to WAM under the Current Agreement. THE PROPOSED AGREEMENT PROVIDES FOR IDENTICAL COMPENSATION TO LIBERTY WAM.

                                            RATE OF COMPENSATION PAID TO WAM
                     FUND                (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                     ----                ---------------------------------------
      Acorn Fund........................     0.75% of the first $700 million
                                             0.70% of the next $1.3 billion
                                             0.65% in excess of $2 billion

      Acorn International...............     1.20% of the first $100 million
                                             0.95% of the next $400 million
                                             0.75% in excess of $500 million

      Acorn USA.........................     0.95% of the first $200 million
                                             0.90% in excess of $200 million

      Acorn Twenty......................     0.90% of all assets

      Acorn Foreign Forty...............     0.95% of all assets

    Acorn has a separate administrative services agreement with WAM under which WAM receives a fee, calculated daily and paid monthly, at the annual rate of 0.05% of each Fund's average daily net assets. Acorn will enter into an administrative services agreement with Liberty WAM that is substantially similar to the current administrative services agreement between Acorn and WAM. The proposed administrative services agreement provides for compensation identical to that currently provided to WAM under the current administrative services agreement. WAM has undertaken to reimburse Acorn Twenty and Acorn Foreign Forty to the extent their ordinary operating expenses exceed 1.35% and 1.45%, respectively. This undertaking is voluntary and may be terminated by either WAM or the Trust on 30 days' notice to the other. Liberty WAM intends to continue these voluntary undertakings, subject to the same termination rights, for the class of no load shares that will be available to current Acorn shareholders following the completion of the Merger.

    For the fiscal year ended December 31, 1999, the advisory and administration fees paid to WAM were:

                                                  ADVISORY
                                                     FEE      ADMINISTRATION FEE
                                                 -----------  ------------------
      Acorn Fund................................ $23,436,860      $1,698,989
      Acorn International.......................  15,668,082         961,025
      Acorn USA.................................   2,805,167         150,256
      Acorn Twenty..............................     480,321*         27,970
      Acorn Foreign Forty.......................     383,825*         22,426

---------
   * net of expense reimbursements of $23,136 for Acorn Twenty and $42,270 for Acorn Foreign Forty.

    No other fees or payments were made by any Fund to WAM or any of its affiliates during the fiscal year ended December 31, 1999.

    See the discussion below under the heading "Information about WAM--Other Investment Companies Advised by WAM" for information about other funds managed by WAM having similar investment objectives as the Funds.

    Differences Between the Current Agreement and the Proposed Agreement. In addition to the General Terms of the Agreements described above, the Proposed Agreement includes other provisions that generally are necessary to take into account operating differences resulting from the change in ownership structure of Liberty WAM. In particular, the Proposed Agreement includes provisions not found in the Current Agreement that:

 .   permit a broker associated with Liberty WAM to effect transactions on a national securities exchange for the Funds to the extent permitted by applicable regulations;

 .   memorialize Liberty WAM's existing authority to aggregate orders for the
    Funds with orders of other clients or clients of affiliates of Liberty WAM (in the event that Liberty WAM and the affiliated advisers share common trading facilities) as long as the trades are allocated in a fair and equitable manner and consistent with each adviser's fiduciary duty to its clients;

 .   document existing practice by requiring the Trust to provide Liberty WAM with financial statements, proxy statements, reports and other information relating to the business and affairs of each Fund that Liberty WAM may reasonably require to discharge its obligations under the Proposed Agreement;

 .   permit Liberty WAM, upon receipt of approval from the board of trustees, to contract with unaffiliated and affiliated parties to provide certain services that Liberty WAM is obligated under the Proposed Agreement to provide (other than advisory services) and limit the liability of any affiliate of Liberty WAM in the performance of Liberty WAM's duties under the agreement to those resulting from willful misfeasance, bad faith or gross negligence on the part of Liberty WAM or the affiliate;

 .   permit affiliates of Liberty WAM to receive compensation from Liberty
    Acorn for other services provided by the affiliate that are not within the scope of the duties of Liberty WAM under the agreement; and

 .   permit the Trust to use the name "Liberty" for the duration of the
    Proposed Agreement.

In addition certain provisions in the Current Agreement are not in the Proposed Agreement:

 .   Under the Proposed Agreement, Liberty WAM will not assume all the expenses of marketing the shares of the Funds (for the classes of shares other than the no-load shares available to current Acorn shareholders).

 .   A clause has been deleted that currently requires WAM to treat all records and other information relating to Acorn as confidential and proprietary information of Acorn and to not use the records and information for purposes other than in the performance of WAM's duties and responsibilities under the agreement unless certain conditions are met.

                      OTHER PROPOSED CHANGES TO THE FUNDS

    In addition to the Proposed Agreement, a number of other changes to the Funds (not requiring your approval) are conditions to the completion of the Merger. The Acorn board approved these changes at its special meeting held on July 6, 2000. These changes are described briefly below, and will be explained in more detail in the Funds' prospectus that you will receive after the completion of the Merger.

NAME CHANGES

    At the time of the completion of the Merger, the name of the Trust will be changed to "Liberty Acorn Trust," and the names of the Funds will be changed to "Liberty Acorn Fund," "Liberty Acorn International," "Liberty Acorn USA," "Liberty Acorn Twenty" and "Liberty Acorn Foreign Forty."

CREATION OF NEW CLASSES AND CLOSING OF FUND TO NEW PURCHASERS

    Following the completion of the Merger, shares of each Fund will be offered in at least four different classes, which will represent interests in the same Fund but will have different distribution structures.

    THE SHARES THAT YOU CURRENTLY OWN WILL CONTINUE TO HAVE NO SALES LOAD AND NO 12B-1 FEE. These shares will be designated as Class Z shares. After the completion of the Merger, only eligible investors will be permitted to purchase Class Z shares (including by exchanges). Eligible investors include:

 .   a shareholder of any of the Acorn Funds at the time of the completion of the Merger who continues to own shares of any of the Acorn Funds or any fund distributed by Liberty Funds Distributors, Inc. or a member of the shareholder's family;

 .   a trustee of Acorn; an employee of Liberty WAM; or a member of the family of the trustee or employee;

 .   certain institutional investors; and

 .   certain investors with relationships with Liberty, other Liberty advisory affiliates or certain intermediaries.

    Each Fund also will offer Class A, Class B and Class C shares (and perhaps other classes) that will have varying front-end, back-end and contingent deferred sales loads, and varying 12b-1 fees. Other classes with different features may be added in the future.

    At its board meeting on July 6, 2000, the Acorn board approved (i) the creation of these three new classes of shares, (ii) the adoption of a Rule 12b-1 plan relating to the service and distribution-related fees on the Class A, B and C shares and (iii) a Rule 18f-3 plan setting forth the characteristics of each class of shares, including the characteristics of Class Z shares.

EXCHANGE AND NO LOAD PURCHASE PRIVILEGES WITH OTHER LIBERTY FUNDS

    Following the Merger, you will be able to exchange your Class Z shares of the Funds, without any additional charge or sales load, for (i) Class Z shares of certain other Liberty Funds or (ii) Class A shares of certain other Liberty Funds that do not offer Class Z shares. Class A shares are subject to 12b-1 fees (which are described in the applicable fund's prospectus). The Liberty Funds or classes of shares available by exchange may change from time to time.

    The exchange privilege will be administered on substantially the same terms as the exchange privilege currently in place for the Funds. This means that an exchange will occur at the next-determined net asset value; the exchange is a taxable event to you; and a Fund may terminate the exchange privilege if Liberty WAM determines that your exchange activity is likely to adversely impact its ability to manage the Fund.

    Shares of any Liberty Fund available for exchange on a no load basis also may be purchased directly, without an initial sales charge, by holders of Acorn Class Z shares.

    The current exchange privilege with certain Reich & Tang money market funds will be terminated at the time of completion of the Merger. Shareholders instead will have the ability to exchange into one or more Liberty money market funds.

    Additional information relating to the exchange privilege and no load purchase will be included in your Fund's prospectus sent to you following the completion of the Merger.

OTHER AGREEMENTS AND SERVICE PROVIDER CHANGES

    Following the completion of the Merger, the providers of distribution and transfer agency services to your Fund will be different. In connection with the Merger, Acorn will enter into new agreements with Liberty affiliates for the provision of these services to the Funds. Acorn will enter into an underwriting agreement for distribution services with Liberty Funds Distributor, Inc. and a transfer agency agreement with Liberty Funds Services Inc., in each case on terms and conditions and in the form approved by the board of trustees of Acorn. The fees for transfer agency services to the holders of Class Z shares will be the same as the fees paid to Acorn's current transfer agent (State Street Bank and Trust Company) under the current agreement. The underwriting agreement with Liberty Funds Distributor, Inc. will contain provisions providing for the payment of asset-based service and distribution fees by the Funds with respect to classes of shares other than Class Z shares, but no such compensation will be paid with respect to the Class Z shares.

    Acorn will also enter into an administrative services agreement with Liberty WAM that is substantially similar to the current administrative services agreement between Acorn and WAM. The proposed administrative services agreement provides for compensation to Liberty WAM identical to that which is currently provided to WAM under the current administrative services agreement. Some or all of the administrative services now provided by WAM pursuant to the administrative services agreement will be delegated by Liberty WAM, at Liberty WAM's expense, to affiliates of Liberty. Liberty WAM will continue to be responsible for the performance of services it delegates to others.

    Liberty has informed the Acorn board that it is in the process of reviewing the existing custodial relationships of the Liberty Funds, and that it is Liberty's intention to recommend that each of the Liberty Funds and the Funds use the same custodian. While no decision has been made, Liberty's decision may result in a change in the Funds' custodian, subject to the approval of the board of trustees.

                                  PROPOSAL 2
                     RATIFICATION OF SELECTION OF AUDITORS

    The board of trustees recommends that the shareholders of each Fund ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for each Fund for the fiscal year ending December 31, 2000.

    For the year ended December 31, 1999, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the Meeting.

    THE BOARD OF TRUSTEES, INCLUDING THE DISINTERESTED TRUSTEES WHO ARE NOT AFFILIATED WITH ACORN, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS
              VOTE FOR RATIFICATION OF THE SELECTION OF AUDITORS.

                             INFORMATION ABOUT WAM

MANAGEMENT AND ORGANIZATION OF WAM

    WAM serves as the investment adviser for the Funds and for other institutional accounts. As of June 30, 2000, WAM had approximately $9 billion under management, including the Funds. Portfolio management decisions for the Funds are made by their portfolio managers, working with WAM's team of analysts. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders, directly or indirectly, are Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn. Ralph Wanger is the president of WAM Ltd. WAM and WAM Ltd. are located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

    WAM also serves as administrator to the Funds.

OTHER INVESTMENT COMPANIES ADVISED BY WAM

    In addition to serving as investment adviser to Acorn, WAM is also investment adviser to Wanger Advisors Trust ("WAT"), an open-end management investment company with four series--Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty (the "WAT Funds"). Shares of the WAT Funds are sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts, and certain pension plans.

    Completion of the Merger is also contingent upon approval of a new advisory agreement between Liberty WAM and WAT, on behalf of the WAT Funds, by the WAT board and by the shareholders of Wanger U.S. Small Cap and Wanger International Small Cap.

    The following table shows the total net assets of each of the WAT Funds as of June 30, 2000, and the current rates of WAT's compensation to WAM:

                                   ASSETS AS OF     RATE OF COMPENSATION PAID TO WAM
                                     6/30/00                (AS A PERCENTAGE
           NAME OF FUND               (000S)             OF AVERAGE NET ASSETS)
           ------------            ------------     --------------------------------
Wanger U.S. Small Cap.............   $362,379       1.00% of the first $100 million;
                                                    0.95% of the next $150 million;
                                                    0.90% in excess of $250 million

Wanger International Small Cap....    340,642       1.30% of the first $100 million;
                                                    1.20% of the next $150 million;
                                                    1.10% in excess of $250 million

Wanger Twenty.....................      8,574       0.95% of all assets

Wanger Foreign Forty..............     11,185       1.00% of all assets

    WAM has undertaken to reimburse Wanger U.S. Small Cap, Wanger
International Small Cap, Wanger Twenty and Wanger Foreign Forty to the extent each Fund's ordinary operating expenses exceed 2.0%, 2.0%, 1.35% and 1.45%, respectively, of its average annual net assets.

                       MORE INFORMATION ABOUT THE TRUST

ORGANIZATION AND MANAGEMENT OF THE TRUST

    The Trust is a Massachusetts business trust organized on April 21, 1992. The Trust is an open-end management investment company, currently with five series: Acorn Fund; Acorn International; Acorn USA; Acorn Twenty; and Acorn Foreign Forty. Acorn Fund began operations in 1970 as The Acorn Fund, Inc., and was reorganized as the Acorn Fund series of the Trust effective June 30, 1992. Acorn International began operations on September 23, 1992; Acorn USA began operations on September 4, 1996; and each of Acorn Twenty and Acorn Foreign Forty began operations on November 23, 1998.

    The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. The officers and trustees of the Funds are:

NAME AND          POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
DATE OF BIRTH        WITH ACORN        DURING PAST FIVE YEARS
-------------     ----------------     -----------------------
IRVING B. HARRIS   Trustee and     Chairman, William Harris
8/4/1910           chairman        Investors, Inc. (investment
                                   adviser); Chairman, The Harris
                                   Foundation (charitable
                                   foundation); Chairman of the
                                   executive committee and
                                   director, Pittway Corporation
                                   (multi-product manufacturer and
                                   publisher) until February 2000.

RALPH WANGER       Trustee and     Principal and portfolio
6/21/1934          president*      manager, WAM; President, WAM
                                   Ltd. since July 1992; Trustee
                                   and president, Wanger Advisors
                                   Trust; Director, Wanger
                                   Investment Company plc.

JAMES H. LORIE     Trustee and     Retired; Eli B. and Harriet B.
2/23/1922          vice chairman   Williams Professor of Business
                                   Administration Emeritus,
                                   University of Chicago Graduate
                                   School of Business; Director,
                                   Thornburg Mortgage Asset Corp.
                                   (REIT) and Santa Fe Natural
                                   Tobacco.

LEO A. GUTHART     Trustee         Executive vice president,
9/26/1937                          Honeywell International (home
                                   and building control);
                                   Chairman, Cylink Corporation
                                   (supplier of encryption
                                   equipment); Director,
                                   AptarGroup, Inc. (producer of
                                   dispensing values, pumps and
                                   closures); Former chairman of
                                   the board of trustees, Hofstra
                                   University; Director, Symbol
                                   Technologies, Inc. since
                                   December 1999; Chairman, Long
                                   Island Venture Fund, L.P.

NAME AND            POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
DATE OF BIRTH          WITH ACORN        DURING PAST FIVE YEARS
-------------       ----------------     -----------------------
JEROME KAHN, JR.      Trustee        President, William Harris
4/13/1934                            Investors, Inc. (investment
                                     adviser); Director, Pittway
                                     Corporation (multi-product
                                     manufacturer and publisher)
                                     until February 2000.

STEVEN N. KAPLAN      Trustee        Neubauer Family Professor of
12/21/1959                           Entrepreneurship and Finance,
                                     Graduate School of Business,
                                     University of Chicago;
                                     Director, ImageMax (provider of
                                     document management products
                                     and services); Director, divine
                                     interVentures, Inc. (business
                                     to business e-commerce).

DAVID C. KLEINMAN     Trustee        Adjunct professor of strategic
10/12/1935                           management, University of
                                     Chicago Graduate School of
                                     Business; Business consultant;
                                     Chairman of the board, Irex
                                     Corporation (insulation
                                     contractor); Director, Sonic
                                     Foundry, Inc. (software);
                                     FirstCom Corp. (competitive
                                     local exchange carrier);
                                     Organics Management Company
                                     (organic waste processor);
                                     Wisconsin Paper & Products
                                     (paper merchant); Plymouth Tube
                                     Company (seamless and welded
                                     metal tubing); Member of the
                                     advisory board, DSC Logistics
                                     Company (warehousing and
                                     logistics services).

CHARLES P. MCQUAID    Trustee and    Principal, portfolio manager
8/27/1953             senior vice    and director of research, WAM
                      president*     since July 1992; Trustee and
                                     senior vice president, Wanger
                                     Advisors Trust.

NAME AND            POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
DATE OF BIRTH          WITH ACORN        DURING PAST FIVE YEARS
-------------       ----------------     -----------------------
ROGER S. MEIER          Trustee      CEO and chairman of the board,
1/18/1926                            AMCO, Inc. (investment and real
                                     estate management); President,
                                     AMCO, Inc. 1986-1999; Director,
                                     Fred Meyer, Inc. (retail chain)
                                     until 1999; Advisory board
                                     member, Key Bank of Oregon
                                     (banking); Chairman of
                                     Investment Counsel of Legacy
                                     Systems (hospital); Executive
                                     director and chairman of
                                     investment committee and
                                     trustee, Portland Art Museum.

ALLAN B. MUCHIN         Trustee      Partner, Katten, Muchin & Zavis
1/10/1936                            (law firm); Director, Alberto-
                                     Culver Company (toiletries).

ROBERT E. NASON         Trustee      Consultant and private investor
7/29/1936                            since 1998; executive partner
                                     and chief executive officer,
                                     member of the executive
                                     committee of Grant Thornton,
                                     LLP (public accounting firm)
                                     and member of the policy board
                                     of Grant Thornton International
                                     from 1990-1998; Director, Fruit
                                     of the Loom, Ltd. (apparel
                                     manufacturer) since February
                                     2000; Director, Fairfax
                                     Insurance Limited (privately
                                     owned insurance company) since
                                     October 1994.

KATHERINE SCHIPPER      Trustee      Professor (since September
10/04/1949                           2000) and visiting professor
                                     (1999-2000), Fuqua School of
                                     Business, Duke University;
                                     Prior thereto, professor of
                                     accounting, University of
                                     Chicago Graduate School of
                                     Business.

                       POSITION(S)
NAME AND                  HELD           PRINCIPAL OCCUPATION(S)
DATE OF BIRTH          WITH ACORN        DURING PAST FIVE YEARS
-------------          -----------       -----------------------
MARGARET M. FORSTER  vice president  Principal, WAM since 1999;
1/28/1960                            Analyst and portfolio manager,
                                     WAM since 1994.

MARCEL P. HOUTZAGER  vice president  Principal, WAM since 1995;
10/26/1960                           Analyst and portfolio manager,
                                     WAM since 1992.

KENNETH A. KALINA    assistant       Assistant treasurer, Wanger
8/4/1959             treasurer       Advisors Trust; Chief financial
                                     officer, WAM since April 2000;
                                     Fund controller, WAM since
                                     September 1995; Prior thereto,
                                     treasurer of the Stein Roe
                                     Mutual Funds.

BRUCE H. LAUER       vice president, Principal, WAM since January
7/22/1957            assistant       2000; Chief operating officer,
                     secretary and   WAM since April 1995; Vice
                     treasurer       president, treasurer and
                                     assistant secretary, Wanger
                                     Advisors Trust; Director,
                                     Wanger Investment Company plc
                                     and New Americas Small Cap
                                     Fund.

STEVEN A. RADIS      secretary       Chief marketing officer and
8/24/1962                            managing director, WAM since
                                     April 1999; Prior thereto, vice
                                     president of corporate and
                                     marketing communications,
                                     Zurich Kemper Life, January
                                     1998 to March 1999, and first
                                     vice president corporate
                                     communications, Zurich Kemper
                                     Investments, January 1987 to
                                     December 1997.

ROBERT A. MOHN       vice president  Principal, WAM since 1995;
9/13/1961                            Analyst and portfolio manager,
                                     WAM since August 1992; Vice
                                     president, Wanger Advisors
                                     Trust.

                  POSITION(S)
NAME AND              HELD          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH      WITH ACORN       DURING PAST FIVE YEARS
-------------    --------------     -----------------------
JOHN H. PARK     vice president Principal, WAM since 1998;
5/30/1967                       Analyst and portfolio manager,
                                WAM since July 1993; Vice
                                president, Wanger Advisors
                                Trust.

ROGER D. EDGELY  vice president Principal, WAM since January
4/18/1955                       2000; Analyst, WAM since 1994;
                                Director of international
                                research, WAM since 1998.

LEAH J. ZELL     vice president Principal, analyst, and
5/23/1949                       portfolio manager, WAM since
                                July 1992; Vice president,
                                Wanger Advisors Trust; Managing
                                director and member of trust
                                committee, Chai Trust Company.

---------
   *Messrs. McQuaid and Wanger are trustees who are "interested persons" of the Trust, as defined in the 1940 Act, and of WAM. Mr. Wanger and Ms. Zell are married to each other.

    The address for Mr. Wanger, Mr. McQuaid, Mr. Edgely, Ms. Forster, Mr. Houtzager, Mr. Kalina, Mr. Lauer, Mr. Mohn, Mr. Park, Mr. Radis and Ms. Zell is Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address of Messrs. Harris and Kahn is Two North LaSalle Street, Suite 4000, Chicago, Illinois 60602. The address for Messrs. Lorie, Kaplan and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is 165 Eileen Way, Syosset, New York 11791. The address for Mr. Meier is 1211 S.W. Fifth Avenue, Portland, Oregon 97204. The address for Mr. Muchin is 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Ms. Schipper is Fuqua School of Business, Duke University, Durham, North Carolina 27708.

    The following table shows certain information regarding the beneficial ownership of shares of each Fund as of June 30, 2000 by each trustee and by all trustees and executive officers of Acorn as a group.

                                                                   PERCENTAGE OF
                                                   NUMBER OF        OUTSTANDING
NAME                            FUND                SHARES          SHARES HELD
----                            ----               ---------       -------------
Irving B. Harris(a)      Acorn Fund              2,067,864.000         *  %
                         Acorn International     1,097,938.769         1.21
                         Acorn USA                  24,374.000         *
                         Acorn Twenty               26,734.480         *
                         Acorn Foreign Forty       483,049.014         6.57

Ralph Wanger(b)          Acorn Fund                547,874.589         *
                         Acorn International       243,292.194         *
                         Acorn USA                  98,419.741         *
                         Acorn Twenty               35,977.543         *
                         Acorn Foreign Forty        33,540.358         *

James H. Lorie           Acorn Fund                 63,541.200         *
                         Acorn International         6,000.891         *

Leo Guthart              Acorn Fund                  2,378.551         *
                         Acorn International         1,489.656         *
                         Acorn USA                   2,519.940         *

Jerome Kahn, Jr.(c)      Acorn Fund                 10,931.000         *
                         Acorn International         4,650.000         *
                         Acorn USA                   4,231.000         *

Steven N. Kaplan         Acorn Fund                    140.397         *
                         Acorn International            69.372         *
                         Acorn USA                     168.346         *
                         Acorn Twenty                  192.781         *
                         Acorn Foreign Forty           116.998         *

David C. Kleinman        Acorn Fund                    782.796         *
                         Acorn International         1,478.695         *

Charles P. McQuaid(d)    Acorn Fund                224,060.957         *
                         Acorn International        39,290.632         *
                         Acorn USA                  67,301.590         *
                         Acorn Twenty               60,539.968         1.30
                         Acorn Foreign Forty        37,590.340         *

Roger S. Meier           Acorn International        11,602.523         *
                         Acorn Twenty                8,197.298         *
                         Acorn Foreign Forty         3,633.743         *

Allan B. Muchin          Acorn International         1,907.259         *
                         Acorn Foreign Forty         4,241.217         *

                                                                   PERCENTAGE OF
                                                       NUMBER OF    OUTSTANDING
NAME                                    FUND            SHARES      SHARES HELD
----                                    ----         ------------- -------------
Robert E. Nason                  Acorn Fund              3,027.106     *   %
                                 Acorn International     1,656.419     *
                                 Acorn USA               1,727.000     *
                                 Acorn Twenty            1,531.898     *
                                 Acorn Foreign Forty     1,378.578     *

Katherine Schipper               Acorn International       379.325     *
                                 Acorn USA               1,202.199     *
                                 Acorn Twenty            2,598.118     *

Trustees and executive officers
  as a group                     Acorn Fund          2,804,248.009     1.26
                                 Acorn International 1,409,017.411     1.55
                                 Acorn USA             197,620.473     *
                                 Acorn Twenty          134,532.274     2.90
                                 Acorn Foreign Forty   563,549.898     7.65

---------
   * less than 1%
(a) Includes shares over which Mr. Harris has power to vote and dispose, but no economic beneficial interest. Of the shares disclosed, Mr. Harris has economic beneficial interest in 111,271 shares of Acorn Fund, 78,894 shares of Acorn International and 95,232 shares of Acorn Foreign Forty.
(b) Includes shares held for Mr. Wanger's economic beneficial interest in the WAM employees' profit sharing plan over which Mr. McQuaid has voting discretion as trustee of the plan. These shares are also included under Mr. McQuaid's name.
(c) Excludes shares over which Mr. Kahn shares investment and voting power with Mr. Harris.
(d) Includes shares in which, as trustee of WAM employees' profit sharing plan, Charles McQuaid has beneficial interest by virtue of having voting discretion over the shares held in the plan. Of the shares disclosed, Charles McQuaid has economic beneficial interest in 92,865 shares of Acorn Fund, 22,308 shares of Acorn International, 30,796 shares of Acorn USA, 20,519 shares of Acorn Twenty and 11,552.35 shares of Acorn Foreign Forty.

DISTRIBUTION OF SHARES OF THE FUNDS

    Shares of each Fund are currently offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, Rule 12b-1 fees or other charges to the Funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the Funds are currently paid by WAM, including the payment and reimbursement of any expenses incurred by WAM BD. WAM BD offers the Funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

    See "Other Proposed Changes to the Funds--Other Agreements and Service Provider Changes" for more information about how distribution of shares of the Funds will change after completion of the Merger.

                      MORE INFORMATION ABOUT THE MEETING

EXPENSES

    Liberty has agreed to bear the costs of preparing, printing and mailing the proxy materials for the Meeting of shareholders of the Trust and all costs of solicitation of proxies, subject to certain conditions. Any such expenses not paid by Liberty will be paid by WAM. Acorn has engaged D.F. King & Co., Inc. and Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by D.F. King will be approximately $15,000, and the cost of services provided by MIS will be approximately $150,000, in each case, plus reimbursement of reasonable out of pocket expenses.

DATE OF MAILING

    This proxy statement and enclosed proxy are being mailed to shareholders on or about August 3, 2000.

SHARES AND SHAREHOLDERS

    At the record date, the Funds had the following numbers of shares outstanding:

      FUND                                                          # SHARES
      ----                                                      ----------------
      Acorn Fund............................................... 220,674,919.6665
      Acorn International......................................  91,948,411.1292
      Acorn USA................................................  21,258,883.5040
      Acorn Twenty.............................................   4,661,784.3380
      Acorn Foreign Forty......................................   7,364,501.0460

Each share is entitled to one vote; fractional shares are entitled to fractional votes.

    Of the shares outstanding on June 30, 2000, the only persons known to own of record or beneficially 5% or more of the outstanding shares of any Fund as of the record date were, as shown under "More Information About The Trust-- Organization and Management of the Trust" and:

                                                                  PERCENTAGE
                                                                      OF
                                                      NUMBER OF   OUTSTANDING
NAME AND ADDRESS                       FUND            SHARES     SHARES HELD
----------------                       ----           ---------   -----------
Charles Schwab & Co. Inc.(/1/)  Acorn Fund          15,906,461.56     7.2%
101 Montgomery Street           Acorn International 17,664,108.25    19.4%
San Francisco, CA 94101-4122    Acorn USA            4,630,050.69    20.9%
                                Acorn Twenty           503,449.54    10.9%
                                Acorn Foreign Forty  1,493,183.94    20.3%

National Financial Services
  Corp.(/1/)                    Acorn Fund          16,600,767.81     7.5%
One World Financial Center      Acorn International  7,469,676.58     8.2%
200 Liberty Street              Acorn USA            2,227,263.52    10.0%
New York, NY 10008-3908         Acorn Twenty           269,707.58     5.8%
                                Acorn Foreign Forty    964,017.06    13.1%

State of Illinois Deferred      Acorn Fund          25,064,454.10    11.3%
  Compensation Plan(/2/)
200 W. Washington
Springfield, IL 62706-0001

---------
(1) Shares are held of record on behalf of customers, and not beneficially.
(2) Shares are held of record on behalf of plan participants, and not beneficially.

HOW PROXIES WILL BE VOTED

    All proxies solicited by the board of trustees that are properly executed and received prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR each proposal. See also "Quorum, Voting at the Meeting and Adjournment."

REVOKING A PROXY

    At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of Acorn Investment Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy and voting in person.

HOW YOU MAY VOTE

    You may vote your shares by mail (by signing and returning the enclosed proxy card), by facsimile (if you are a registered Acorn Funds shareholder), by telephone or electronically. The trustees have been advised by counsel that Massachusetts law and Acorn's Agreement and Declaration of Trust and Bylaws permit voting by shareholders in accordance with these procedures.

ELECTRONIC VOTING

    You may give your voting instructions via the Internet or by touchtone telephone by following the instructions set forth on the proxy card. MIS, which has been engaged by Acorn to provide proxy-related services, will record your instructions and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also provide you with instructions on how to proceed if the confirmation does not reflect your voting instructions correctly.

TELEPHONE VOTING

    You may give your voting instructions over the telephone by calling 1-800-769-5414. A representative of D.F. King will answer the call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation that is the record owner of the shares), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by Acorn, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.

VOTING BY MAIL

    If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or electronically, you can still complete, sign and mail the proxy card received with the proxy statement and/or attend the Meeting in person. You can revoke any proxy, whether given in writing, by telephone or electronically, in accordance with the procedures outlined above under "Revoking a Proxy."

MORE INFORMATION ABOUT HOW PROXIES MAY BE SOLICITED

    Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of Acorn and employees of WAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents.

    As the Meeting date approaches, you may receive a call from a representative of D.F. King if Acorn has not yet received your vote. D.F. King may ask you for authority, by telephone or by electronically transmitted instructions, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

QUORUM, VOTING AT THE MEETING AND ADJOURNMENT

    Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. On proposals for which shareholders of a Fund vote separately, thirty percent of the shares of the Fund entitled to vote at the Meeting present in person or represented by proxy constitutes a quorum of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting but have not been voted.

    Approval of Proposal 1 for each Fund will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of that Fund present at the Meeting, if the holders of more than 50 percent of the outstanding voting shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of that Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote.

    Approval of Proposal 2 for a Fund will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 2.

    If a quorum is not present in person or by proxy at the Meeting, or if a quorum is present at the Meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy. All proxies returned may be voted in favor of adjournment, including proxies voting "no" on Proposal 1 or Proposal 2. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

    The board of trustees of Acorn knows of no other matters that are intended to be brought before the Meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

    Acorn is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                 By order of the Board of Trustees,

                                 [STEVEN A. RADIS SIGNATURE]
                                 Steven A. Radis
                                 Secretary

July 28, 2000

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

    LIBERTY ACORN TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company ("Liberty Acorn"), and LIBERTY WANGER ASSET MANAGEMENT, L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser ("Liberty WAM"), agree that:

    1. ENGAGEMENT OF LIBERTY WAM. Liberty Acorn appoints Liberty WAM to furnish investment advisory and other services to Liberty Acorn for its series designated Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty (each, a "Fund," and collectively, the "Funds")), and Liberty WAM accepts that appointment, for the period and on the terms set forth in this agreement.

    If Liberty Acorn establishes one or more series in addition to the Funds named above with respect to which it desires to retain Liberty WAM as investment adviser hereunder, and if Liberty WAM is willing to provide such services under this agreement, Liberty Acorn and Liberty WAM may add such new series to this agreement, by written supplement to this agreement. Such supplement shall include a schedule of compensation to be paid to Liberty WAM by Liberty Acorn with respect to such series and such other modifications of the terms of this agreement with respect to such series as Liberty Acorn and Liberty WAM may agree. Upon execution of such a supplement by Liberty Acorn and Liberty WAM, that series will become a Fund hereunder and shall be subject to the provisions of this agreement to the same extent as the Funds named above, except as modified by the supplement.

    2. SERVICES OF LIBERTY WAM.

    (a) INVESTMENT MANAGEMENT. Subject to the overall supervision and control of Liberty Acorn's board of trustees (the "Board"), Liberty WAM shall have supervisory responsibility for the general management and investment of the Funds' assets. Liberty WAM shall comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies, the investment policies and restrictions, portfolio transaction policies and the other statements concerning the Funds in Liberty Acorn's agreement and declaration of trust, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and policy decisions and procedures adopted by the Board from time to time.

    Liberty WAM is authorized to make the decisions to buy and sell securities and other assets for the Funds, to place the Funds' portfolio transactions with broker-dealers, and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions, on behalf of the Funds. Liberty WAM is authorized to exercise discretion within the Funds' policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees. Liberty Acorn hereby authorizes any entity or person associated with Liberty WAM that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Liberty Acorn hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2(T)(a)(iv).

    Liberty WAM may, where it deems it to be advisable, aggregate orders with other securities of the same type to be sold or purchased by one or more Funds with like orders on behalf of other clients of Liberty WAM (as well as clients of other investment advisers affiliated with Liberty WAM, in the event that Liberty WAM and such affiliated investment advisers share common trading facilities). In such event, Liberty WAM (or Liberty WAM and its affiliated advisers, as the case may be) will allocate the shares so sold or purchased, as well as the expenses incurred in the transaction, in a manner it (or it and they) consider to be equitable and fair and consistent with its (or its or their) fiduciary obligations to clients.

    (b) REPORTS AND INFORMATION. Liberty WAM shall furnish to the Board periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board or the officers of Liberty Acorn may reasonably request. Liberty Acorn shall furnish or otherwise make available to Liberty WAM such copies of financial statements, proxy statements, reports, and other information relating to the business and affairs of each Fund as Liberty WAM may, at any time or from time to time, reasonably require in order to discharge its obligations under this agreement.

    (c) CUSTOMERS OF FINANCIAL INSTITUTIONS. It is understood that Liberty WAM may, but shall not be obligated to, make payments from its own resources to financial institutions (which may include banks, broker-dealers, recordkeepers, administrators and others) that provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of such institutions, including establishing shareholder accounts, assisting Liberty Acorn's transfer agent with respect to recording purchase and redemption transactions, advising shareholders about the status of their accounts, current yield and dividends declared and such related services as the shareholders or the Funds may request.

    (d) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Liberty WAM agrees to maintain records relating to its services under this agreement, and further agrees that all records that it maintains for Liberty Acorn are the property of Liberty Acorn and to surrender promptly to Liberty Acorn any of such records upon Liberty Acorn's request; provided that Liberty WAM may at its own expense make and retain copies of any such records. Liberty WAM further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    (e) STATUS OF LIBERTY WAM. Liberty WAM shall for all purposes herein be deemed to be an independent contractor and not an agent of Liberty Acorn and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Liberty Acorn in any way. Liberty WAM agrees to notify the Trust promptly of any change in the identity of Liberty WAM's general partner.

    3. ADMINISTRATIVE SERVICES. Liberty WAM shall supervise the business and affairs of Liberty Acorn and each Fund and shall provide such services and facilities as may be required for effective administration of Liberty Acorn and Funds as are not provided by employees or other agents engaged by Liberty Acorn; provided that Liberty WAM shall not have any obligation to provide under this agreement any such services which are the subject of a separate agreement or arrangement between Liberty Acorn and Liberty WAM, any affiliate of Liberty WAM, or any third party administrator.

    4. USE OF AFFILIATED COMPANIES AND SUBCONTRACTORS. In connection with the services to be provided by Liberty WAM under this agreement, Liberty WAM may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Liberty WAM, provided that Liberty WAM shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Liberty WAM or such parties.

    5. EXPENSES TO BE PAID BY TRUST. Except as otherwise provided in this agreement or any other contract to which Liberty Acorn is a party, Liberty Acorn shall pay all expenses incidental to its organization, operations and business, including, without limitation:

  (a) all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any;

  (b) all charges of its administrator, if any;

  (c) all charges of legal counsel and of independent auditors;

  (d) all compensation of trustees other than those affiliated with Liberty WAM or Liberty Acorn's administrator, if any, and all expenses incurred in connection with their services to Liberty Acorn;

  (e) all expenses of preparing, printing and distributing notices, proxy solicitation materials and reports to shareholders of the Funds;

  (f) all expenses of meetings of shareholders of the Funds;

  (g) all expenses of registering and maintaining the registration of Liberty Acorn under the 1940 Act and of shares of the Funds under the 1933 Act, including all expenses of preparation, filing and printing of annual or more frequent revisions of the Funds' registration statements under the 1940 Act and 1933 Act, and of supplying each then existing shareholder or beneficial owner of shares of the Funds of a copy of each revised prospectus or supplement thereto, and of supplying a copy of the statement of additional information upon request to any then existing shareholder;

  (h) all costs of borrowing money;

  (i) all expenses of publication of notices and reports to shareholders and to governmental bodies or regulatory agencies;

  (j) all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign, and all stamp or other taxes;

  (k) all expenses of printing and mailing certificates for shares of a Fund;

  (l) all expenses of bond and insurance coverage required by law or deemed advisable by the Board;

  (m) all expenses of qualifying and maintaining qualification of, or providing appropriate notification of intention to sell relating to, shares of the Funds under the securities laws of the various states and other jurisdictions, and of registration and qualification of Liberty Acorn under any other laws applicable to Liberty Acorn or its business activities;

  (n) all fees, dues and other expenses related to membership of Liberty Acorn in any trade association or other investment company organization; and

  (o) any extraordinary expenses.

    In addition to the payment of expenses, Liberty Acorn shall also pay all brokers' commissions and other charges relating to the purchase and sale of portfolio securities for each Fund.

    6. ALLOCATION OF EXPENSES PAID BY LIBERTY ACORN. Any expenses paid by Liberty Acorn that are attributable solely to the organization, operation or business of a Fund or Funds shall be paid solely out of the assets of that Fund or Funds. Any expense paid by Liberty Acorn that is not solely attributable to a Fund or Funds, nor solely to any other series of Liberty Acorn, shall be apportioned in such manner as Liberty Acorn or Liberty Acorn's administrator determines is fair and appropriate, or as otherwise specified by the Board.

    7. EXPENSES TO BE PAID BY LIBERTY WAM. Liberty WAM shall furnish to Liberty Acorn, at Liberty WAM's own expense, office space and all necessary office facilities, equipment and personnel required to provide its services pursuant to this agreement. Liberty WAM shall also assume and pay all expenses of placement of securities orders and related bookkeeping.

    8. COMPENSATION OF LIBERTY WAM. For the services to be rendered and the expenses to be assumed and to be paid by Liberty WAM under this agreement, Liberty Acorn shall pay to Liberty WAM fees accrued daily and paid monthly at the annual rates shown below:

      LIBERTY ACORN FUND

        ASSETS                        RATE OF FEE
        ------                        -----------
        First $700 million               0.75%
        $700 million to $2 billion       0.70%
        In excess of $2 billion          0.65%

      LIBERTY ACORN INTERNATIONAL

        ASSETS                        RATE OF FEE
        ------                        -----------
        First $100 million               1.20%
        $100 million to $500 million     0.95%
        In excess of $500 million        0.75%

      LIBERTY ACORN USA

        ASSETS                        RATE OF FEE
        ------                        -----------
        First $200 million               0.95%
        In excess of $200 million        0.90%

      LIBERTY ACORN TWENTY

                                      RATE OF FEE
                                      -----------
        ALL ASSETS                       0.90%

      LIBERTY ACORN FOREIGN FORTY

                                      RATE OF FEE
                                      -----------
        ALL ASSETS                       0.95%

The fees attributable to each Fund shall be a separate charge to such Fund and shall be the several (and not joint or joint and several) obligation of each such Fund.

    9. SERVICES OF LIBERTY WAM NOT EXCLUSIVE. The services of Liberty WAM to Liberty Acorn under this agreement are not exclusive, and Liberty WAM shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

    10. SERVICES OTHER THAN AS ADVISER. Within the limits permitted by law, Liberty WAM or an affiliate of Liberty WAM may receive compensation from Liberty Acorn for other services performed by it for Liberty Acorn which are not within the scope of the duties of Liberty WAM under this agreement, including the provision of brokerage services.

    11. STANDARD OF CARE. To the extent permitted by applicable law, neither Liberty WAM nor any of its partners, officers, agents, employees or affiliates shall be liable to Liberty Acorn or its shareholders for any loss suffered by Liberty Acorn or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of Liberty WAM or any of its affiliates in the performance of Liberty WAM's duties under this agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Liberty WAM or such affiliate, or by reason of reckless disregard by Liberty WAM or such affiliate of the obligations and duties of Liberty WAM under this agreement.

    12. EFFECTIVE DATE, DURATION AND RENEWAL. This agreement shall become effective at the Effective Time as defined in the Agreement and Plan of Merger among Wanger Asset Management, Ltd., Wanger Asset Management, L.P. and Liberty Financial Companies, Inc. and WAM Acquisition L.P. dated as of June 9, 2000 (the "Merger Agreement"). Unless terminated as provided in Section 13, this agreement shall continue in effect as to a Fund until the second anniversary of the Effective Date (as defined in the Merger Agreement), and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of Liberty Acorn or of Liberty WAM, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board or vote of the holders of a "majority of the outstanding shares" of that Fund (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act).

    13. TERMINATION. This agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Board, or by a vote of the holders of a majority of the outstanding shares of that Fund, upon 60 days' written notice to Liberty WAM. This agreement may be terminated by Liberty WAM at any time upon 60 days' written notice to Liberty Acorn. This agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

    14. AMENDMENT. This agreement may be amended in accordance with the 1940
Act.

    15. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. A copy of the Declaration of Trust of Liberty Acorn Trust is on file with the Secretary of The

Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of Liberty Acorn Trust by officers of Acorn Investment Trust as officers and not individually. All obligations of Liberty Acorn hereunder shall be binding only upon the assets of Liberty Acorn (or the appropriate Fund) and shall not be binding upon any trustee, officer, employee, agent or shareholder of Liberty Acorn. Neither the authorization of any action by the Trustees or shareholders of Liberty Acorn nor the execution of this agreement on behalf of Liberty Acorn shall impose any liability upon any trustee, officer or shareholder of Liberty Acorn.

    16. USE OF MANAGER'S NAME. Liberty Acorn may use the name "Liberty" or any other name derived from the name "Liberty" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization that shall remain affiliated with Liberty Financial Companies, Inc. and shall have succeeded to the business of Liberty WAM as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Liberty Acorn will (by amendment of its agreement and Declaration of Trust if necessary) cease to use any name derived from the name "Liberty" or otherwise connected with Liberty WAM, or with any organization that shall have succeeded to Liberty WAM's business as investment adviser.

    17. NOTICES. Any notice, demand, change of address or other communication to be given in connection with this agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows (or at such other address or addresses as a party may provide to the other from time to time, by notice):

  If to Liberty WAM:

    Liberty Wanger Asset Management, L.P.
    Attention: Bruce H. Lauer
    227 West Monroe Street, Suite 3000
    Chicago, Illinois 60606
    Telephone: 312-634-9200
    Facsimile: 312-634-0016

    with a copy to:

    Liberty Funds Group LLC
    One Financial Center
    Boston, Massachusetts 02114
    Attention: General Counsel
    Telephone: 617-426-3750
    Facsimile: 617-772-3650

  If to Liberty Acorn:

    Liberty Acorn Trust
    227 West Monroe Street, Suite 3000
    Chicago, Illinois 60606
    Telephone: 312-634-9200
    Facsimile: 312-634-1919

    with a copy to:

    Bell, Boyd & Lloyd LLC
    Attention: Janet D. Olsen
    Three First National Plaza, Suite 3300
    Chicago, Illinois 60602
    Telephone: 312-372-1121
    Facsimile: 312-372-2098

    All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof (upon electronic confirmation of receipt thereof).

    18. GOVERNING LAW. This agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

Dated as of the effective date of this agreement.

                                 Liberty Acorn Trust


                                 By____________________________________________

                                 Liberty Wanger Asset Management, L.P.


                                 By____________________________________________
                                 Its General Partner


                                 By____________________________________________

                                     THANK
                                      YOU


                        For Voting Your Proxy Promptly!






                     We appreciate your continuing support

                          and look forward to serving

                         your future investment needs.

The Acorn
        Family of Funds
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502
Member NASD

TO VOTE BY INTERNET:

1. Go to www.acornfunds.com.
2. At top of Q & A, click on proxy voting link.
3. Follow the simple online instructions.

--------------------------------------------------------------------------------
TO VOTE BY TELEPHONE:

1. Call toll-free 1-888-221-0697.
2. Enter the 14-digit control number found on your Proxy Card.
3. Follow the simple recorded instructions.

--------------------------------------------------------------------------------
TO VOTE BY FACSIMILE:

1. Fax both sides of your proxy card to 212-269-2796.
       ---- -----

FUND NAME PRINTS HERE

***CONTROL NUMBER: 999 999 999 999 99***


           Please fold and detach card at perforation before mailing.


              SPECIAL MEETING OF SHAREHOLDERS--SEPTEMBER 26, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 26, 2000, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

                                                   Dated                  , 2000
                                                          ----------------


IMPORTANT: Please date and sign exactly as your name appears hereon. When signing as executor, administrator, trustee, agent, attorney, guardian, or corporate officer, please set forth your full title. Joint owners must each sign.

                                       -----------------------------------------
                                       Signature(s), (if held jointly)

PROXY                                                     ACORN INVESTMENT TRUST

        VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE
                        EXPENSE OF ADDITIONAL MAILINGS


          Please fold and detach card at perforation before mailing.


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE SOLE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW

1. Approval of an investment advisory agreement between Acorn Investment Trust and Wanger Asset Management, L.P. (WAM), on substantially similar terms as the current investment advisory agreement, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc.

        FOR _______           AGAINST _______           ABSTAIN _______

2. Ratification of selection of Ernst & Young LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2000.

        FOR _______           AGAINST _______           ABSTAIN _______

3. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

[logo appears here]

                Internet Proxy Voting Service Proxy Voting Form

ACORN INVESTMENT TRUST

[fund name appears here]

The undersigned hereby appoints RALPH WANGER, CHARLES P. MCQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 26, 2000, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

Proposal 1. Approval of an investment advisory agreement between Acorn Investment Trust and Wanger Asset Management, L.P. (WAM), on substantially similar terms as the current investment advisory agreement, but with WAM operating as a wholly owned subsidiary of Liberty Financial Companies, Inc.

[_] FOR      [_] AGAINST      [_] ABSTAIN

Proposal 2. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 2000.

[_] FOR      [_] AGAINST      [_] ABSTAIN

If no specification is made on a proposal, the proposal will be voted "For."

To receive email confirmation of your vote, enter your email address here:

_____________

Please review your selections carefully before voting. If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.